Fourth Quarter and Full Year 2025 EARNINGS PRESENTATION MARCH 10 | 2026

This document contains forward-looking statements. within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company’s representatives may also make forward-looking statements orally or in writing from time to time. Statements in this document that are not historical facts, including, statements about the Company’s beliefs and expectations, future financial performance, growth, and future prospects, the Company’s strategy, business and economic trends and growth, technological leadership and differentiation, potential and completed acquisitions, anticipated operating efficiencies and synergies and estimates of amounts for redeemable noncontrolling interests and deferred acquisition consideration, constitute forward-looking statements. Forward-looking statements, which are generally denoted by words such as “aim,” “anticipate,” “assume,” “believe,” “continue,” “could,” “create,” “develop,” “estimate,” “expect,” “focus,” “forecast,” “foresee,” “future,” “goal,” “guidance,” “in development,” “intend,” “likely,” “look,” “maintain,” “may,” “ongoing,” “outlook,” “plan,” “possible,” “potential,” “predict,” “probable,” “project,” “should,” “target,” “will,” “would” or the negative of such terms or other variations thereof and terms of similar substance used in connection with any discussion of current plans, estimates and projections are subject to change based on a number of factors, including those outlined in this section. Forward-looking statements in this document are based on certain key expectations and assumptions made by the Company. Although the management of the Company believes that the expectations and assumptions on which such forward-looking statements are based are reasonable, undue reliance should not be placed on the forward-looking statements because the Company can give no assurance that they will prove to be correct. The material assumptions upon which such forward-looking statements are based include, among others, assumptions with respect to general business, economic and market conditions, the competitive environment, anticipated and unanticipated tax consequences and anticipated and unanticipated costs. These forward-looking statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in this section. These forward-looking statements are subject to various risks and uncertainties, many of which are outside the Company’s control. Therefore, you should not place undue reliance on such statements. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update publicly any of them in light of new information or future events, if any. Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statements. Such risk factors include, but are not limited to, the following: • risks associated with international, national and regional unfavorable economic conditions that could affect the Company or its clients; • demand for the Company’s services, which may precipitate or exacerbate other risks and uncertainties; • inflation and actions taken by central banks to counter inflation; • the Company’s ability to attract new clients and retain existing clients; • the impact of a reduction in client spending and changes in client advertising, marketing and corporate communications requirements; • financial failure of the Company’s clients; • the Company’s ability to retain and attract key employees; • the Company’s ability to compete in the markets in which it operates; • the Company’s ability to achieve its cost saving initiatives; • the Company’s implementation of strategic initiatives; • the Company’s ability to remain in compliance with its debt agreements and the Company’s ability to finance its contingent payment obligations when due and payable, including but not limited to those relating to redeemable noncontrolling interests and deferred acquisition consideration; • the Company’s ability to manage its growth effectively; • the Company’s ability to identify, complete and integrate acquisitions that complement and expand the Company’s business capabilities and realize cost savings, synergies or other anticipated benefits of newly acquired businesses, or that even if realized, such benefits may take longer to realize than expected; • the Company’s ability to identify and complete divestitures and to achieve the anticipated benefits therefrom; • the Company’s ability to develop products incorporating new technologies, including augmented reality, artificial intelligence, and virtual reality, and realize benefits from such products; • the Company’s use of artificial intelligence, including generative artificial intelligence; • adverse tax consequences for the Company, its operations and its stockholders, that may differ from the expectations of the Company, including that recent or future changes in tax laws, potential changes to corporate tax rates in the United States and disagreements with tax authorities on the Company’s determinations that may result in increased tax costs; • adverse tax consequences in connection with the Transactions, including the incurrence of material Canadian federal income tax (including material “emigration tax”); • the Company’s ability to establish and maintain an effective system of internal control over financial reporting, including the risk that the Company’s internal controls will fail to detect misstatements in its financial statements • the Company’s ability to accurately forecast its future financial performance and provide accurate guidance; • the Company’s ability to protect client data from security incidents or cyberattacks; • economic disruptions resulting from war and other economic and geopolitical tensions (such as the ongoing military conflicts in Iran and the Middle East, and between Russia and Ukraine and in the Middle East), terrorist activities, natural disasters, public health events, and tariff and trade policies; • stock price volatility; and • foreign currency fluctuations. Investors should carefully consider these risk factors, other risk factors described herein, and the additional risk factors outlined in more detail in our 2024 Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on March 5, 2025, and accessible on the SEC’s website at www.sec.gov, under the caption “Risk Factors,” and in the Company’s other SEC filings. FORWARD LOOKING STATEMENTS & OTHER INFORMATION 2

DEFINITIONS OF NON-GAAP FINANCIAL MEASURES 3 In addition to its reported results, Stagwell Inc. has included in this earnings presentation certain financial results that the Securities and Exchange Commission (SEC) defines as "non-GAAP Financial Measures." Management believes that such non-GAAP financial measures, when read in conjunction with the Company's reported results, can provide useful supplemental information for investors analyzing period to period comparisons of the Company's results. Such non-GAAP financial measures include the following: Pro Forma Results: The Pro Forma amounts presented for each period were prepared by combining the historical standalone statements of operations for each of legacy MDC and SMG. The unaudited pro forma results are provided for illustrative purposes only and do not purport to represent what the actual consolidated results of operations or consolidated financial condition would have been had the combination actually occurred on the date indicated, nor do they purport to project the future consolidated results of operations or consolidated financial condition for any future period or as of any future date. The Company has excluded a quantitative reconciliation of Adjusted Pro Forma EBITDA to net income under the “unreasonable efforts” exception in Item 10(e)(1)(i)(B) of Regulation S-K. 1) Organic Net Revenue: “Organic net revenue growth” and “Organic net revenue decline” reflects the year-over-year change in the Company's reported net revenue attributable to the Company's management of the entities it owns. We calculate organic net revenue growth (decline) by subtracting the net impact of acquisitions (divestitures) and the impact of foreign currency exchange fluctuations from the aggregate year-over-year increase or decrease in the Company's reported net revenue. The net impact of acquisitions (divestitures) reflects the year-over-year change in the Company’s reported net revenue attributable to the impact of all individual entities that were acquired or divested in the current and prior year. We calculate impact of an acquisition as follows: (a) for an entity acquired during the current year, we present the entity’s current period reported revenue as the impact of the acquisition in the current year; and (b) for an entity acquired in the prior year, we present an amount equal to the entity’s current year net revenue for the same period during which we didn’t own the entity in the prior year as the impact of the acquisition in the current year. We calculate impact of a divestiture as follows: (a) for a divestiture in the current year, we present the entity’s prior year net revenue for the same period during which we no longer owned it in the current year as impact of the divestiture in the current year; and (b) for a divestiture in the prior year, we present the entity’s prior year net revenue for the period during which we owned it in the prior year as impact of the divestiture in the current year. We calculate the impact of any acquisition or divestiture without adjusting for foreign currency exchange fluctuations. The impact of foreign currency exchange fluctuations reflects the year-over-year change in the Company’s reported net revenue attributable to changes in foreign currency exchange rates. We calculate the impact of foreign currency exchange fluctuations for the portion of the reporting period in which we recognized revenue from a foreign entity in both the current year and the prior year. The impact is calculated as the difference between (1) reported prior period net revenue (converted to U.S. dollars at historical foreign currency exchange rates) and (2) prior period net revenue converted to U.S. dollars at current period foreign exchange rates. 2) Net New Business: Estimate of annualized revenue for new wins less annualized revenue for losses incurred in the period. 3) Adjusted EBITDA: defined as Net income (loss) attributable to Stagwell Inc. common shareholders excluding non-operating income or expense to achieve operating income (loss), plus depreciation and amortization, stock-based compensation, deferred acquisition consideration adjustments, impairment and other losses, and other items. Other items primarily includes restructuring, certain system implementation, working capital administrative fees and acquisition-related expenses. Adjusted EBITDA for our reportable segments is reconciled to Operating Income (Loss), as Net Income (Loss) is not a relevant reportable segment financial metric. 4) Adjusted Diluted EPS” is defined as (i) Net income (loss) attributable to Stagwell Inc. common shareholders, plus net income (loss) attributable to Class C shareholders, excluding the impact of amortization expense, impairment and other losses, stock-based compensation, deferred acquisition consideration adjustments, discrete tax items, and other items (as defined above), based on total consolidated amounts, then allocated to Stagwell Inc. common shareholders and Class C shareholders, based on their respective income allocation percentage using a normalized effective income tax rate divided by (ii) the diluted weighted average shares outstanding. The diluted weighted average shares outstanding is calculated as (a) the diluted weighted average number of common shares outstanding plus (b) the shares of Class C Common Stock as if converted to shares of Class A Common Stock if not included because they were anti-dilutive. 5) Free Cash Flow: defined as Net cash provided from operations less normalized capital expenditures and capitalized software. Free Cash Flow Conversion is the percentage of adjusted EBITDA.. 6) Financial Guidance: The Company provides guidance on a non-GAAP basis as it cannot predict certain elements which are included in reported GAAP results. Included in this earnings presentation are tables reconciling reported Stagwell Inc. results to arrive at certain of these non-GAAP financial measures.

4 FINANCIAL Outlook Full-Year 2026 Outlook 8% - 12% Total Net Revenue Growth $475M - $525M Adjusted EBITDA 50% - 60% EBITDA Conversion on Free Cash Flow $0.98 - $1.12 In Adjusted Earnings Per Share Note: Guidance as of 03/10/2026. The Company has excluded a quantitative reconciliation with respect to the Company’s 2026 guidance under the “unreasonable efforts” exception in Item 10(e)(1)(i)(B) of Regulation S-K. See "Non-GAAP Financial Measures" below for additional information on definitions for Organic Net Revenue, Organic Net Revenue ex. Advocacy, Adjusted EBITDA, Adjusted Earnings Per Share, and Free Cash Flow. Please refer to our investor website at stagwellglobal.com/investors for information on Forward Looking Statements and risk factors outlined in our 2024 Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on March 5 2025, and accessible on the SEC’s website at www.sec.gov, under the caption “Risk Factors,” and in the Company’s other SEC filings.

F O U R T H Q U A R T E R H I G H L I G H T S NET REVENUE: $651M | NET LEVERAGE RATIO: 2.92x | ADJ. EBITDA: $129M Investing IN THE BUSINESS Accelerating GROWTH Improving CASH & COSTS Continuing NEW BUSINESS MOMENTUM Debuted The Machine, marketing's first agentic operating system connecting proprietary data and tools to clients' existing tech stacks Released NewVoices.ai, an independent AI agent for sales conversions and global customer assistance 24/7 Launched Stagwell Search+ in partnership with Emberos, an industry-first agentic tool helping brands navigate AI Search Announced partnership with AppLovin to bring advanced AI-powered mobileadvertising platform Axon into Stagwell’smedia offering Repurchased 5.5M shares in 4Q25 bringing YTD repurchases to 23.1M $106M of net new business in 4Q25, bringing LTM to a record-breaking $476M Secured multiple high profile new customer wins and expansions with leading companies including Target, Microsoft, GrubHub, and Venmo Top 25 customers grew 14% YoY in 4Q25, now average more than $28M in annualized net revenue Net Revenue of $651M represents highest-ever quarter Organic Net Revenue growth ex. Advocacy of 4%, represents 80 basis point sequential improvement, and highest growth rate of FY25 Performance driven by growth of 9% in Digital Transformation, 10% in Media & Commerce, and 111% in The Marketing Cloud Communications ex. Advocacy inflected positive in 4Q25 YTD Free Cash Flow more than doubled to $187M, a nearly 45% conversion from adjusted EBITDA Ex. Advocacy adjusted EBITDA grew 20% to $114M, representing a 19% margin, 181bps higher than 4Q24 Labor Ratio ex. Advocacy in FY25 stands at 61.9%, the lowest full-year ratio in three years, and 143bps better than 2023, the last non-advocacy year Actioned $51 million of the $80-$100M of cost savings by YE26 announced at Investor Day Note: Net Leverage Ratio defined as Net Debt divided by LTM Adjusted EBITDA.

S U M M A R Y C O M B I N E D F I N A N C I A L S Note: Figures may not foot due to rounding. Three Months Ended Dec 31, Twelve Months Ended Dec 31, 2025 2024 2025 2024 Net Revenue $ 650,833 $ 629,623 $ 2,427,671 $ 2,296,662 Billable Costs 156,611 159,085 481,329 544,554 Revenue $ 807,444 $ 788,708 $ 2,909,000 $ 2,841,216 Billable Costs 156,611 159,085 481,329 544,554 Staff costs 390,154 390,221 1,526,896 1,449,706 Administrative costs 84,240 73,275 302,463 275,046 Unbillable and other costs, net 47,157 40,749 176,459 154,462 Adjusted EBITDA $ 129,282 $ 125,378 $ 421,853 $ 417,448 Stock-based compensation 9,953 13,235 54,095 52,161 Depreciation and amortization 43,614 38,771 171,249 151,652 Deferred acquisition consideration 2,444 15,045 (7,467) 22,995 Impairment and other losses -- - 466 1,715 Other items, net 16,640 14,799 44,509 55,857 Operating income $ 56,631 $ 43,528 $ 159,001 $ 133,068 Adjusted EBITDA margin (on net revenue) 19.9% 19.9% 17.4% 18.2% 6 $ in Thousands

4 Q 2 5 N E T R E V E N U E Note: Figures may not foot due to rounding. Three Months Ended Dec 31, 2025 Twelve Months Ended Dec 31, 2025 Net Revenue Change Net Revenue Change Dec 31, 2024 $ 629,623 $ 2,296,662 Organic revenue (1,886) (0.3)% 2,576 0.1% Acquisitions (divestitures), net 18,594 3.0% 120,463 5.2% Foreign currency 4,502 0.7% 7,970 0.3% Total Change $ 21,210 3.4% $ 131,009 5.7% Dec 31, 2025 $ 650,833 $ 2,427,671 7 $ in Thousands

4 Q 2 5 N E T R E V E N U E B Y G E O G R A P H Y Note: Figures may not foot due to rounding. 4Q 8 % OF NET REVENUE 4Q25 YTD Organic Net Revenue Growth Net Revenue Growth Organic Net Revenue Growth Net Revenue Growth United States (0.1)% 0.2% 0.9% 1.7% United States ex. Advocacy 5.5% 5.8% 4.8% 5.7% EMEA 0.7% 16.9% (1.9)% 33.6% Rest of World (4.1)% 11.2% (4.7)% 2.8% TOTAL (0.3)% 3.4% 0.1% 5.7% TOTAL EX-ADVOCACY 4.0% 8.1% 3.1% 9.3% 76% 8% 16%

G L O B A L N E T W O R K 9 North America Latin America Europe Asia Pacific • Australia • China • Hong Kong • India • Indonesia • Japan • Malaysia • Philippines • Taiwan • Thailand • Singapore • South Korea Middle East & Africa • Austria • Belgium • Bulgaria • Italy • Latvia • Romania • Slovak Republic • Slovenia • Switzerland • Turkey • Ukraine • France • Germany • Netherlands • Poland • Spain • Sweden • United Kingdom • Argentina • Aruba • Bolivia • Brazil • Curacao • Colombia • Costa Rica • Dominican • Ecuador • El Salvador • Guatemala • Honduras • Jamaica • Nicaragua • Panama • Peru • Republic • Uruguay • Venezuela • Algeria • Bahrain • Egypt • Jordan • Kuwait • Lebanon • Libya • Morocco • Nigeria • Oman • Saudi Arabia • South Africa • Tunisia • United Arab Emirates Stagwell’s Affiliate Network Significantly Expands Our Global Footprint • Canada • USA • Mexico Note: As of December 31, 2025. Countries listed represent a subset of locations.

O U R O P E R A T I N G S E G M E N T S Marketing Services Scaling Brand Reach with AI-Powered Creativity Media & Commerce Delivering Data-Driven Outcomes for Brand Performance Communications Intelligent & Highly-Targeted Communications Strategies Digital Transformation Building & Designing Digital Platforms & Technology 2 3 4 5 10 The Marketing Cloud SaaS & DaaS Tools for the Modern Marketer 1 Notes: Figures may not foot due to rounding 4% 15% 25% 16% 40% % OF FY25 NET REVENUE BY SEGMENT

N E T R E V E N U E G R O W T H B Y S E G M E N T Notes: Advocacy includes Targeted Victory, SKDK, and TMA Direct. Figures may not foot due to rounding. 4Q25 YTD Operating Segment Organic Net Revenue Growth Net Revenue Growth Organic Net Revenue Growth Net Revenue Growth The Marketing Cloud 41.2% 111.2% 34.3% 230.0% Digital Transformation 2.8% 9.0% 9.2% 13.3% Media & Commerce 7.1% 10.2% (0.1)% 1.4% Communications (18.1)% (17.8)% (16.5)% (9.7)% Communications ex. Advocacy 0.6% 1.2% (4.0)% 9.0% Marketing Services 0.5% 1.9% 4.6% 6.0% TOTAL (0.3)% 3.4% 0.1% 5.7% TOTAL EX-ADVOCACY 4.0% 8.1% 3.1% 9.3% % OF NET REVENUE 4Q 4% 14% 27% 17% 38%

A D J E B I T D A G R O W T H B Y S E G M E N T Note: Advocacy includes Targeted Victory, SKDK, and TMA Direct. Figures may not foot due to rounding. *Adjusted EBITDA percentages in pyramid does not adjust for corporate eliminations **The Marketing Cloud adjusted EBITDA in 4Q25 improved y/y to $3.0m from $(3.1)m; The Marketing Cloud adjusted EBITDA YTD improved y/y to $(2.5)m from $(12.3)m Operating Segment 4Q25 YTD The Marketing Cloud** NQ NQ Digital Transformation 23.0% 23.4% Media & Commerce 27.1% (7.2)% Communications (23.5)% (28.5)% Communications ex. Advocacy 25.6% 11.2% Marketing Services 18.1% 19.8% TOTAL 3.1% 1.1% TOTAL EX-ADVOCACY 19.6% 15.9% % OF ADJ. EBITDA* 4Q Adj. EBITDA* Growth Y/Y 2% 13% 24% 22% 39%

Three Months Ended, Twelve Months Ended, Dec 31, 2025 Dec 30, 2024 % Change Dec 31, 2025 Dec 31, 2024 % Change Total Revenue $807 $789 2.4% $2,909 $2,841 2.4% Advocacy Revenue 65 127 (48.2)% 220 363 (39.3)% Total Ex Advocacy 742 662 12.0% 2,689 2,479 8.5% Three Months Ended, Twelve Months Ended, Dec 31, 2025 Dec 30, 2024 % Change Dec 31, 2025 Dec 31, 2024 % Change Total Net Revenue $651 $630 3.4% $2,428 $2,297 5.7% Advocacy Net Revenue 41 66 (36.9)% 146 209 (30.1)% Total Ex Advocacy 609 564 8.0% 2,282 2,088 9.3% Three Months Ended, Twelve Months Ended, Dec 31, 2025 Dec 30, 2024 % Change Dec 31, 2025 Dec 31, 2024 % Change Total Adj. EBITDA $129 $125 3.1% $422 $417 1.1% Advocacy Adj. EBITDA 15 30 (49.0)% 45 92 (51.5)% Total Ex Advocacy 114 95 19.6% 377 325 15.9% E X - A D V O C A C Y R E V E N U E , N E T R E V E N U E & A D J U S T E D E B I T D A Note: Advocacy includes Targeted Victory, SKDK, & TMA Direct. Actuals may not foot due to rounding $ in Millions NET REVENUE ADJ. EBITDA 13 REVENUE

N E W B U S I N E S S U P D A T E 14 PER CLIENT AT TOP 25 Notable Business WINS & EXPANSIONSNet New Business 4Q25 $106M LTM $476M Avg. Net Revenue 4Q25 $7.1M

15 LIQUIDITY Available Liquidity (as of 12/31/2025) Commitment Under Credit Facility $ 750 Drawn $ 237 Letters of Credit $ 15 Undrawn Commitments Under Facility $ 498 Total Cash & Cash Equivalents $ 105 Total Available Liquidity $ 602 $ in Millions Note: Numbers may not foot due to rounding.

16 MAINTAINING DISCIPLINE AROUND Deferred Acquisition Costs DAC DECREASED BY $62M FROM FY24 YEAR-END BALANCE Numbers may not foot due to rounding. $102M $40M 4Q24 4Q25

A D J U S T E D E A R N I N G S P E R S H A R E Three Months Ended Dec 31, 2025 Twelve Months Ended Dec 31, 2025 Reported (GAAP) Adjustments Non-GAAP Reported (GAAP) Adjustments Non-GAAP Net income attributable to Stagwell Inc. common shareholders $ 12,660 $ 64,037 $ 76,697 $ 29,101 $ 198,129 $ 227,230 Net loss attributable to Class C Shareholders - - - (6,637) - (6,637) Net income – diluted EPS $ 12,660 $ 64,037 $ 76,697 $ 22,464 $ 198,129 $ 220,593 Diluted - Weighted average number of common shares outstanding 258,997 - 258,997 225,468 - 225,468 Weighted average number of common class C shares outstanding (diluted) - - - 39,055 - 39,055 Diluted - Weighted average number of shares outstanding 258,997 - 258,997 264,523 - 264,523 Adjusted earnings per share (diluted) $ 0.05 $ 0.30 $ 0.08 $ 0.83 Adjustments to net income Amortization expense $ 38,333 $ 145,506 Impairment and other losses - 466 Stock-based compensation 9,953 54,095 Deferred acquisition consideration 2,444 (7,467) Other items, net 16,639 46,792 Total add-backs 67,369 239,392 Adjusted tax expense (3,332) (41,263) $ 64,037 $ 198,129 17 $ and Shares in Thousands Note: Numbers may not foot due to rounding.

G A A P C O N S O L I D A T E D O P E R A T I N G P E R F O R M A N C E Note: Numbers may not foot due to rounding. 18 $ and Shares in Thousands Three Months Ended Dec 31, Twelve Months Ended Dec 31, 2025 2024 2025 2024 Revenue $ 807,444 $ 788,708 $ 2,909,000 $ 2,841,216 Cost of services 503,718 502,522 1,845,958 1,842,978 Office & general expenses 203,481 203,887 732,326 711,803 Depreciation & amortization 43,614 38,771 171,249 151,652 Impairment & other losses - - 466 1,715 Total operating expenses $ 750,813 $ 745,180 $ 2,749,999 $ 2,708,148 Operating income (Loss) $ 56,631 $ 43,528 $ 159,001 $ 133,068 Interest expense, net (24,431) (24,038) (96,438) (92,317) Foreign exchange, net (1,156) 645 (1,640) (1,656) Gain (loss) on sale of business (2,245) - (2,245) - Bargain purchase gain 9,937 - 9,937 - Other, net 2,313 (547) 171 (1,372) Other income (expenses) $ (15,583) $ (23,940) $ (90,215) $ (95,345) Income before income taxes and equity in earnings of non-consolidated affiliates 41,048 19,588 68,786 37,723 Income tax expense 24,321 3,741 38,271 13,182 Income before equity in earnings of non-consolidated affiliates $ 16,727 $ 15,847 $ 30,515 $ 24,541 Equity in income (loss) of non-consolidated affiliates 93 - 111 503 Net income $ 16,820 15,847 $ 30,626 $ 25,044 Net (income) loss attributable to non-controlling & redeemable non-controlling interests (4,162) (12,612) (1,525) (22,785) Net income (loss) attributable to Stagwell Inc. common shareholders $ 12,658 $ 3,235 $ 29,101 $ 2,259 Earnings (Loss) Per Share Basic $ 0.05 $ 0.03 $ 0.13 $ 0.02 Diluted $ 0.05 $ 0.03 $ 0.08 $ 0.02 Weighted Average Number of Shares Outstanding Basic 251,650 109,266 220,608 110,890 Diluted 258,997 115,147 264,523 115,752

C A P I T A L S T R U C T U R E 1. Excludes non-controlling interest of Stagwell Class C shareholders to reflect NCI balance pro forma for full conversion of Class C shares to Class A. 2. A portion of the DAC will be paid with approximately 5.7m shares assuming conversion as of 3/5/26. 3. Includes redeemable non-controlling interest and obligations in connection with profit interests held by employees. 4. Non-consolidated investments 5. Share Count does not include unvested stock grants, unsettled SARs or portion of DAC to be settled in stock. Pro Forma total share count as of 3/5/2026 would be 253.5m Class A shares, 5.7m shares to settle DAC and 13.0m share-based awards, for a total of 272.2m shares outstanding. 6. Estimated shares to be issued upon the exercise of settled SAR awards using treasury method. Net Debt & Debt-Like ($M, as of 12/31/2025) Revolving Credit Facility $ 237 Bonds 1,100 NCI1 18 DAC2 40 RNCI3 25 Less: Investments4 20 Less: Cash 105 TOTAL NET DEBT & DEBT-LIKE $ 1,295 Share Count5 (Thousands, as of 3/5/2026) Class A 253,452 Class C (equal voting & economic rights to Class A) - Share-based awards6 12,970 DILUTED 266,422 19

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